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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2005


                           First Franklin Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware               0-16362              31-1221029
------------------------------- ------------ ---------------------------------
(State or other jurisdiction of  (Commission (IRS Employer Identification No.)
         incorporation)         File Number)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352
                                                           ---------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 3 -- SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2005, First Franklin Corporation (the "Company") received a deficiency letter from The Nasdaq Stock Market, Inc. ("Nasdaq") notifying the Company that, as a result of the recent death of one of its independent directors, Reverend Donald E. Newberry, Sr., the Company is currently not in compliance with the independent director and audit committee requirements set forth in Marketplace Rule 4350. In the letter, Nasdaq provided the Company with a cure period until the earlier of its next annual meeting of shareholders or November 23, 2006. The Company's board is currently considering its options regarding this vacancy and intends to search for a qualified candidate to fill this vacancy and regain compliance with applicable Nasdaq listing requirements as quickly as possible.

On December 2, 2005, in accordance with Marketplace Rule 4803, the Company issued a press release regarding its receipt of the letter, a copy of which is attached as Exhibit 99 hereto.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

           (a) and (b).  Not applicable.

           (c)  Exhibits.

                   Exhibit Number                Description
                   --------------                -----------

                        99 Press Release of First Franklin Corporation dated December 2, 2005








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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST FRANKLIN CORPORATION



                                 By: /s/ Daniel T. Voelpel
                                    -----------------------------------------
                                     Daniel T. Voelpel
                                     Vice President and Chief Financial Officer


Date:  December 2, 2005